UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)
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Notice of Annual Meeting of Shareholders to be held on April 6, 2017	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 24, 2017

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Quality Municipal Income Fund (NTC)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Quality Municipal Income Fund (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2018 Target Term Fund (JHA)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Quality Municipal Income Fund (NMY)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal 2021 Target Term Fund (NHA)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen North Carolina Quality Municipal Income Fund (NNC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred Securities Income Fund (JPS)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Quality Municipal Income Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Connecticut Quality Municipal Income Fund (“Connecticut Municipal”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen High Income December 2018 Target Term Fund (“High Income 2018”), Nuveen High Income December 2019 Target Term Fund (“High Income 2019”), Nuveen High Income November 2021 Target Term Fund (“High Income 2021”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Quality Municipal Income Fund (“Maryland Municipal”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal 2021 Target Term Fund (“Municipal 2021”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen North Carolina Quality Municipal Income Fund (“North Carolina Municipal”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Preferred Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Preferred Securities Income Fund (“Preferred Securities Income”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, on Thursday, April 6, 2017, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Trustees (each a “Board” and each Trustee a “Board Member”) of each Fund as outlined below:

a.	For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, to elect six (6) Board Members.

i)	four (4) Class II Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For each Fund (except Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal), to elect four (4) Class II Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on February 7, 2017 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 24, 2017

This Joint Proxy Statement is first being mailed to shareholders on or about February 28, 2017.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Quality Municipal Income Fund (NTC)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Quality Municipal Income Fund (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2018 Target Term Fund (JHA)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Quality Municipal Income Fund (NMY)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal 2021 Target Term Fund (NHA)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen North Carolina Quality Municipal Income Fund (NNC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred Securities Income Fund (JPS)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Quality Municipal Income Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee, a “Board Member” and collectively, the “Board Members”) of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Connecticut Quality Municipal Income Fund (“Connecticut Municipal”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Opportunity”), Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen High Income December 2018 Target Term Fund (“High Income 2018”), Nuveen High Income December 2019 Target Term Fund (“High Income 2019”), Nuveen High Income November 2021 Target Term Fund (“High Income 2021”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Quality Municipal Income Fund (“Maryland Municipal”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal 2021 Target Term Fund (“Municipal 2021”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen North Carolina Quality Municipal Income Fund (“North Carolina Municipal”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Preferred Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Preferred Securities Income Fund (“Preferred Securities Income”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois, on Thursday, April 6, 2017 at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, election of four (4) Class II Board Members by all shareholders.	X	X
1(a)(ii)	For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, election of two (2) Board Members by holders of Preferred Shares only.		X
1(b)	For each Fund (except Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal), election of four (4) Class II Board Members by all shareholders.	X	N/A

(1)	Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) for Connecticut Municipal, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021 and North Carolina Municipal; Term Preferred Shares (“TPS Shares”) for Floating Rate Income, Floating Rate Opportunity, Senior Income and Short Duration; and Variable Rate Demand Preferred Shares (“VRDP Shares”) for Virginia Municipal are collectively referred to herein as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (for Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange (“NYSE”), be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of VRDP Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect Board Members for each Fund, abstentions and broker non-votes will have no effect.

Those persons who were shareholders of record at the close of business on Tuesday, February 7, 2017 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of February 7, 2017, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
All Cap Energy	JMLP	12,760,493	N/A
Connecticut Municipal	NTC	14,533,976	VMTP Series 2019	1,120
Credit Strategies	JQC	135,766,990	N/A
Diversified Dividend	JDD	19,741,933	N/A
Dow Dynamic Overwrite	DIAX	36,085,350	N/A
Energy MLP	JMF	39,502,430	N/A
Floating Rate Income	JFR	55,171,666	TPS Series 2019	10,200
			TPS Series 2022	25,000
			TPS Series 2027	55,000

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
Floating Rate Opportunity	JRO	38,483,789	TPS Series 2022	10,000
			TPS Series 2023	8,000
			TPS Series 2027	45,000
Georgia Municipal	NKG	10,549,312	VMTP Series 2019	820
Global High Income	JGH	23,232,074	N/A
High Income 2020	JHY	13,703,067	N/A
High Income 2018	JHA	29,334,794	N/A
High Income 2019	JHD	27,060,083	N/A
High Income 2021	JHB	55,865,078	N/A
Intermediate Duration	NID	46,909,660	VMTP Series 2018	1,750
Intermediate Duration Quality	NIQ	13,097,144	VMTP Series 2018	550
Maryland Municipal	NMY	23,374,663	VMTP Series 2019	1,970
Minnesota Municipal	NMS	5,574,664	VMTP Series 2019	528
Missouri Municipal	NOM	2,340,207	VMTP Series 2018	180
Mortgage Opportunity	JLS	15,888,417	N/A
Mortgage Opportunity 2	JMT	4,871,277	N/A
Multi-Market Income	JMM	9,462,351	N/A
Municipal 2021	NHA	8,615,502	VMTP Series 2019	283
NASDAQ Dynamic Overwrite	QQQX	36,564,413	N/A
North Carolina Municipal	NNC	16,418,507	VMTP Series 2019	1,540
Preferred Income Term	JPI	22,757,308	N/A
Preferred Income Opportunities	JPC	96,897,257	N/A
Preferred Securities Income	JPS	203,807,230	N/A
Real Estate Income	JRS	28,892,471	N/A
S&P Buy-Write	BXMX	103,554,548	N/A
S&P Dynamic Overwrite	SPXX	16,152,579	N/A
Senior Income	NSL	38,621,872	TPS Series 2021	43,000
Short Duration	JSD	10,095,286	TPS Series 2020	35,000
Tax-Advantaged Dividend	JTD	14,484,340	N/A
Tax-Advantaged Return	JTA	13,843,146	N/A
Virginia Municipal	NPV	17,933,247	VRDP Series 1	1,280

(1)	The Common Shares of each Fund are listed on the NYSE, except NASDAQ Dynamic Overwrite, which is listed on the NASDAQ Global Select Market (“NASDAQ”).

1.    Election of Board Members

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For Connecticut Municipal, Floating Rate

Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, each Fund with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(a)	For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal:

(i)	four (4) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders to be held in 2020 or until their successors have been duly elected and qualified. Board Members Cook, Evans, Moschner, Stockdale, Stone and Wolff are current and continuing Board Members. Board Members Cook, Evans and Moschner have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders to be held in 2018 or until their successors have been duly elected and qualified. Board Members Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders to be held in 2019 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(b)	For each Fund (except Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal): four (4) Board Members are to be elected by all shareholders. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders to be held in 2020 or until their successors have been duly elected and qualified. Board Members Cook, Evans, Hunter, Moschner, Schneider, Stockdale, Stone and Wolff are current and continuing Board Members. Board Members Cook, Evans, Moschner and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders to be held in 2018 or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders to be held in 2019 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

Class I Board Members: For Preferred Securities Income, Board Members Hunter, Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on January 19, 2016. For All Cap Energy, Credit Strategies, Diversified Dividend, Dow Dynamic Overwrite, Energy MLP, Global High Income, High Income 2020, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Market Income, NASDAQ Dynamic Overwrite, Preferred Income Term, Preferred Income Opportunities, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Members Hunter, Stockdale, Stone and Wolff were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016. For High Income 2018, Board Members Hunter, Stockdale, Stone and Wolff were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on August 3, 2016. For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, Board Members Stockdale, Stone and Wolff were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016.

Class II Board Members: For Credit Strategies, Intermediate Duration, Intermediate Duration Quality, Preferred Income Opportunities and Preferred Securities Income, Board Members Adams, Kundert, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 11, 2014. For Diversified Dividend, Energy MLP, Mortgage Opportunity, Mortgage Opportunity 2, Real Estate Income, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Members Adams, Kundert, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on August 5, 2014. For S&P Buy-Write, Board Members Adams, Kundert, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on September 19, 2014. For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Maryland Municipal, Missouri Municipal, North Carolina Municipal, Preferred Income Term, Senior Income, Short Duration and Virginia Municipal, Board Members Adams, Kundert, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on March 26, 2015.

Class III Board Members: For All Cap Energy, Connecticut Municipal, Credit Strategies, Diversified Dividend, Energy MLP, Floating Rate Income, Floating Rate Opportunity, Intermediate Duration, Intermediate Duration Quality, Georgia Municipal, Maryland Municipal, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Market Income, North Carolina Municipal, Preferred Income Term, Preferred Income Opportunities, Preferred Securities Income, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Senior Income, Short Duration, Tax-Advantaged Divided, Tax-Advantaged Return and Virginia Municipal, Board Member Evans was last elected to each Fund’s Board as a Class III Board Member at the annual meeting of shareholders held on

March 26, 2015. For All Cap Energy, Credit Strategies, Diversified Dividend, Energy MLP, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Market Income, Preferred Income Term, Preferred Income Opportunities, Preferred Securities Income, Real Estate Income, Short Duration, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Member Schneider was last elected to each Fund’s Board as a Class III Board Member at the annual meeting of shareholders held on March 26, 2015. For Dow Dynamic Overwrite, Global High Income and NASDAQ Dynamic Overwrite, Board Members Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on August 5, 2015.

Board Members Elected by Holders of Preferred Shares: For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, Board Members Hunter and Schneider were lasted elected to each Fund’s Board at the annual meeting of shareholders held on April 22, 2016.

Board Member Appointments/Initial Elections: For All Cap Energy, Board Members Adams, Hunter, Kundert, Nelson, and Toth were ratified and approved by the initial shareholder of the Fund on January 24, 2014. For Multi-Market Income, Board Members Adams, Hunter, Kundert, Nelson and Toth were ratified and approved by the initial trustee of the Fund on June 18, 2014. For Minnesota Municipal, Board Members Adams, Kundert, Nelson and Toth were appointed by the predecessor board of the Fund on October 3, 2014. For Global High Income, Board Members Adams, Hunter, Kundert, Nelson and Toth were ratified and approved by the initial shareholder of the Fund on November 21, 2014. For Dow Dynamic Overwrite and NASDAQ Dynamic Overwrite, Board Members Adams, Hunter, Kundert, Nelson and Toth were ratified and approved by the initial shareholder of each Fund on December 12, 2014. For High Income 2020, Board Members Adams, Hunter, Kundert, Nelson, Toth were ratified and approved by the initial shareholder of the Fund on July 27, 2015. For High Income 2018, Board Members Adams, Evans, Kundert, Nelson, Schneider and Toth were ratified and approved by the initial shareholder of the Fund on November 10, 2015. For Municipal 2021, each Board Member was ratified and approved by the initial shareholder on January 25, 2016. For High Income 2019, each Board Member was ratified and approved by the initial shareholder on May 10, 2016. For High Income 2021, each Board Member was ratified and approved by the initial shareholder on August 23, 2016.

On February 4, 2016, Board Member Wolff was appointed as a Board Member and designated as a Class I Board Member for Preferred Securities Income, effective February 15, 2016. On June 22, 2016, Board Members Cook and Moschner were appointed as Board Members and designated as Class III Board Members for each Fund, effective July 1, 2016.

Other than Board Members Adams and Cook, all Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as having an annual term or designated as a Class II Board Member, as applicable.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Annual or Class III Board Member until 2018 annual shareholder meeting(3) Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	182	None

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	182	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class I Board Member until 2019 annual shareholder meeting(3) Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	182	Director (since 2009) of Wellmark, Inc; Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	182	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	182	None

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	182	Director, CBOE Holdings, Inc. (since 2010).

Terence J. Toth(4) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	182	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(5) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margo L. Cook(5) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; formerly, Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	182	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	For All Cap Equity, Credit Strategies, Diversified Dividend, Dow Dynamic Overwrite, Energy MLP, Global High Income, High Income 2018, High Income 2019, High Income 2020, High Income 2021, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Market Income, NASDAQ Dynamic Overwrite, Preferred Income Term, Preferred Income Opportunities, Preferred Securities Income, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Member Hunter serves as a Class I Board Member and Board Member Schneider serves as a Class III Board Member.
(4)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(5)	Each of Board Members Adams and Cook is an “interested person” as defined in the 1940 Act by reason of his/her respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2016 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2016 is also set forth in Appendix A. On December 31, 2016, Board Members and executive officers as a group beneficially owned approximately 1.3 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of February 7, 2017, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of February 7, 2017, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of February 7, 2017, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Each Independent Board Member receives a $170,000 annual retainer plus: (a) a fee of $5,550 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds(1)
Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(3)
All Cap Energy	$527	$741	$379	$75	$388	$441	$735	$388	$766	$225
Connecticut Municipal	911	869	871	—	895	982	815	898	905	118
Credit Strategies	5,566	5,328	5,520	—	5,498	6,426	5,112	5,565	5,530	1,929
Diversified Dividend	1,020	954	1,022	175	1,027	1,149	925	1,021	999	575
Dow Dynamic Overwrite	1,616	1,512	1,619	307	1,627	1,841	1,467	1,617	1,582	913
Energy MLP	2,505	3,509	1,783	335	1,828	2,074	3,480	1,826	3,625	1,043
Floating Rate Income	2,751	2,634	2,728	—	2,718	3,177	2,527	2,751	2,734	955
Floating Rate Opportunity	1,913	1,831	1,897	—	1,890	2,208	1,757	1,912	1,901	662
Georgia Municipal	643	613	598	—	632	695	575	632	640	83
Global High Income	1,582	1,481	1,587	308	1,592	1,775	1,438	1,583	1,550	908
High Income 2020	490	460	464	96	495	543	445	485	481	275
High Income 2018(4)	1,291	1,227	991	211	1,009	1,235	1,209	992	1,267	644
High Income 2019(5)	397	1,361	392	198	410	553	1,361	397	1,494	362
High Income 2021(6)	295	279	293	259	295	338	279	294	392	265
Intermediate Duration	2,362	2,252	2,256	—	2,320	2,544	2,164	2,327	2,347	305
Intermediate Duration Quality	680	649	633	—	669	835	709	669	678	88
Maryland Municipal	1,474	1,406	1,408	—	1,448	1,587	1,318	1,452	1,464	190
Minnesota Municipal	376	359	350	—	369	406	336	370	375	48
Missouri Municipal	146	139	136	—	144	158	131	144	146	19
Mortgage Opportunity	1,579	1,480	1,584	299	1,591	1,774	1,437	1,581	1,547	909
Mortgage Opportunity 2	474	445	448	90	479	525	430	469	465	262
Multi-Market Income	314	300	293	—	309	339	281	309	313	39
Municipal 2021(7)	72	71	69	—	75	281	69	73	271	37
NASDAQ Dynamic Overwrite	2,034	1,905	2,038	391	2,048	2,319	1,847	2,036	1,992	1,142
North Carolina Municipal	1,076	1,026	1,027	—	1,057	1,158	962	1,059	1,068	139
Preferred Income Term	2,177	2,085	2,158	—	2,152	2,516	2,001	2,176	2,161	767
Preferred Income Opportunities	4,284	4,118	4,260	—	4,239	4,905	3,969	4,287	4,254	1,775
Preferred Securities Income	13,678	13,323	13,926	—	7,559	8,838	13,045	7,643	7,591	2,696
Real Estate Income	1,366	1,276	1,369	237	1,377	1,539	1,239	1,368	1,338	781
S&P Buy-Write	3,812	3,563	3,816	652	3,841	4,360	3,453	3,815	3,731	2,113
S&P Dynamic Overwrite	675	632	676	129	680	769	613	675	661	382
Senior Income	1,149	1,100	1,139	—	1,135	1,327	1,055	1,148	1,141	400
Short Duration	760	728	753	—	751	987	800	759	754	271
Tax-Advantaged Dividend	957	896	960	184	964	1,075	871	958	938	555
Tax-Advantaged Return	730	684	732	121	735	823	663	731	715	409
Virginia Municipal	1,121	1,069	1,071	—	1,102	1,208	1,003	1,104	1,114	145
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$354,312	$332,500	$354,764	$70,000	$350,375	$393,412	$327,644	$346,482	$349,767	$205,819

(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(3)
All Cap Energy	$56	$—	$379	$—	$—	$441	$113	$198	$105	$79
Connecticut Municipal	92	—	871	—	—	982	171	450	269	39
Credit Strategies	586	—	5,520	—	—	6,426	923	2,848	1,208	664
Diversified Dividend	104	—	1,022	—	—	1,149	134	518	113	205
Dow Dynamic Overwrite	165	—	1,619	—	—	1,841	212	820	177	326
Energy MLP	265	—	1,783	—	—	2,074	540	930	507	369
Floating Rate Income	289	—	2,728	—	—	3,177	456	1,408	597	329
Floating Rate Opportunity	201	—	1,897	—	—	2,208	318	978	416	228
Georgia Municipal	—	—	—	—	—	—	—	—	—	—
Global High Income	162	—	1,587	—	—	1,775	208	803	174	324
High Income 2020	—	—	—	—	—	—	—	—	—	—
High Income 2018(4)	133	—	991	—	—	1,235	196	502	190	230
High Income 2019(5)	26	—	267	—	—	287	22	132	—	82
High Income 2021(6)	29	—	293	—	—	338	28	146	—	92
Intermediate Duration	237	—	2,256	—	—	2,544	455	1,165	698	101
Intermediate Duration Quality	—	—	—	—	—	—	—	—	—	—
Maryland Municipal	148	—	1,408	—	—	1,587	276	727	436	63
Minnesota Municipal	—	—	—	—	—	—	—	—	—	—
Missouri Municipal	—	—	—	—	—	—	—	—	—	—
Mortgage Opportunity	162	—	1,584	—	—	1,774	206	802	169	324
Mortgage Opportunity 2	—	—	—	—	—	—	—	—	—	—
Multi-Market Income	—	—	—	—	—	—	—	—	—	—
Municipal 2021(7)	—	—	—	—	—	—	—	—	—	—
NASDAQ Dynamic Overwrite	208	—	2,038	—	—	2,319	268	1,033	228	408
North Carolina Municipal	108	—	1,027	—	—	1,158	202	530	318	46
Preferred Income Term	229	—	2,158	—	—	2,516	359	1,114	465	264
Preferred Income Opportunities	450	—	4,260	—	—	4,905	681	2,192	828	611
Preferred Securities Income	1,437	—	13,926	—	—	8,838	1,878	3,911	1,632	928
Real Estate Income	140	—	1,369	—	—	1,539	178	694	146	279
S&P Buy-Write	390	—	3,816	—	—	4,360	503	1,936	428	755
S&P Dynamic Overwrite	69	—	676	—	—	769	89	343	74	136
Senior Income	121	—	1,139	—	—	1,327	190	588	249	138
Short Duration	80	—	753	—	—	987	151	389	161	93
Tax-Advantaged Dividend	98	—	960	—	—	1,075	125	486	102	198
Tax-Advantaged Return	75	—	732	—	—	823	97	371	82	146
Virginia Municipal	113	—	1,071	—	—	1,208	210	553	331	48

(2)	Mr. Moschner was appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds effective July 1, 2016.
(3)	Ms. Wolff was appointed to the Board of Trustees/Directors of the Nuveen Funds effective February 15, 2016.
(4)	The Fund commenced operations on November 12, 2015.
(5)	The Fund commenced operations on May 10, 2016.
(6)	The Fund commenced operations on August 23, 2016.
(7)	The Fund commenced operations on January 1, 2016.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Terence J. Toth and Margaret L. Wolff. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the

“Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards, as applicable. The members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider and Terence J. Toth. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Co-Chief Executive Officer and Co-President since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is currently Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook

Ms. Cook, appointed to serve as an interested Board Member of the Funds, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006 to 2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth is a Co-Founding Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career,

Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen.	183

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	183

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since February 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	183

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since February 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	183

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since February 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	75

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	183

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director and Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	183

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	183

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	183

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	183

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	183

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of February 15, 2017.
(3)	Each officer also serves as an officer of the Diversified Real Asset Income Fund, a closed-end management investment company advised by the Adviser, but not overseen by the Board.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
All Cap Energy	$54,493	$55,470	$—	$—	$—	$—	$—	$35,000	$—	$—	$—	$—	$—	$—
Connecticut Municipal	22,500	23,270	—	—	—	—	—	—	—	—	—	272	—	—
Credit Strategies	28,500	29,480	—	—	—	—	—	—	—	—	—	—	—	—
Diversified Dividend	34,500	35,690	—	—	—	—	—	—	—	—	—	—	—	—
Dow Dynamic Overwrite	32,714	33,779	7,265	—	—	—	5,360	3,958	—	—	—	—	—	—
Energy MLP	57,743	57,137	34,000	—	—	—	116	35,000	—	—	—	—	—	—
Floating Rate Income	28,500	29,480	—	—	—	—	—	—	—	—	—	18,000	—	—
Floating Rate Opportunity	28,500	29,480	—	—	—	—	—	—	—	—	—	18,000	—	—
Georgia Municipal	22,500	23,270	—	—	—	—	—	—	—	—	—	100	—	—
Global High Income	50,213	51,217	8,431	—	—	—	5,477	5,449	—	—	—	—	—	—
High Income 2020	30,500	30,500	5,000	—	—	—	—	—	—	—	—	—	—	—
High Income 2018(5)	30,500	30,500	—	5,000	—	—	—	—	—	—	—	—	—	—
High Income 2019(6)	—	30,500	—	5,000	—	—	—	—	—	—	—	—	—	—
High Income 2021(7)	—	30,500	—	5,000	—	—	—	—	—	—	—	—	—	—
Intermediate Duration	25,500	26,375	—	—	—	—	—	—	—	—	—	1,995	—	—
Intermediate Duration Quality	25,500	26,375	—	—	—	—	—	—	—	—	—	543	—	—
Maryland Municipal	22,500	23,270	—	—	—	—	—	—	—	—	—	193	—	—
Minnesota Municipal	29,500	30,515	—	—	—	—	—	—	—	—	—	—	—	—
Missouri Municipal	22,500	23,270	—	—	—	—	—	—	—	—	—	21	—	—
Mortgage Opportunity	49,747	51,398	1,017	—	—	—	94,493	88,339	—	—	—	—	—	—
Mortgage Opportunity 2	48,179	49,715	303	—	—	—	92,833	86,269	—	—	—	—	—	—
Multi-Market Income	32,500	33,260	—	—	—	—	—	—	—	—	—	—	—	—
Municipal 2021(8)	—	25,500	—	5,000	—	—	—	—	—	—	—	—	—	—

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
NASDAQ Dynamic Overwrite	$30,947	$32,039	$16,574	$—	$—	$—	$5,473	$3,958	$—	$—	$—	$—	$—	$—
North Carolina Municipal	22,500	23,270	—	—	—	—	—	—	—	—	—	—	—	—
Preferred Income Term	25,500	26,375	—	—	—	—	—	—	—	—	—	—	—	—
Preferred Income Opportunities	25,500	26,375	—	—	—	—	—	—	—	—	—	—	—	—
Preferred Securities Income(9)	25,500	33,375	—	10,000	—	—	—	—	—	—	—	—	—	—
Real Estate Income	25,500	26,375	—	—	—	—	—	—	—	—	—	—	—	—
S&P Buy-Write	33,712	34,993	13,412	—	—	—	3,893	3,958	—	—	—	—	—	—
S&P Dynamic Overwrite	29,042	29,986	3,379	—	—	—	2,305	3,958	—	—	—	—	—	—
Senior Income	28,500	29,480	—	—	—	—	—	—	—	—	—	18,000	—	—
Short Duration	28,500	29,480	—	23,000	—	—	—	—	—	—	—	—	—	—
Tax-Advantaged Dividend	25,500	26,375	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Advantaged Return	28,500	29,480	—	—	—	—	—	—	—	—	—	—	—	—
Virginia Municipal	22,500	23,270	—	—	—	—	—	—	—	—	—	329	—	—
(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5)	The Fund commenced operations on November 12, 2015.

(6)	The Fund commenced operations on May 10, 2016.

(7)	The Fund commenced operations on August 23, 2016.

(8)	The Fund commenced operations on January 1, 2016.

(9)	The Fund acquired Nuveen Quality Preferred Income Fund and Nuveen Quality Preferred Income Fund 3 on May 9, 2016.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
All Cap Energy	$—	$35,000	$—	$—	$—	$—	$—	$35,000
Connecticut Municipal	—	272	—	—	—	—	—	272
Credit Strategies	—	—	—	—	—	—	—	—
Diversified Dividend	—	—	—	—	—	—	—	—
Dow Dynamic Overwrite	5,360	3,958	—	—	—	—	5,360	3,958
Energy MLP	116	35,000	—	—	—	—	116	35,000
Floating Rate Income	—	18,000	—	—	—	—	—	18,000
Floating Rate Opportunity	—	18,000	—	—	—	—	—	18,000
Georgia Municipal	—	100	—	—	—	—	—	100
Global High Income	5,477	5,449	—	—	—	—	5,477	5,449
High Income 2020	—	—	—	—	—	—	—	—
High Income 2018	—	—	—	—	—	—	—	—
High Income 2019	—	—	—	—	—	—	—	—
High Income 2021	—	—	—	—	—	—	—	—
Intermediate Duration	—	1,995	—	—	—	—	—	1,995
Intermediate Duration Quality	—	543	—	—	—	—	—	543
Maryland Municipal	—	193	—	—	—	—	—	193
Minnesota Municipal	—	—	—	—	—	—	—	—
Missouri Municipal	—	21	—	—	—	—	—	21
Mortgage Opportunity	94,493	88,339	—	—	—	—	94,493	88,339
Mortgage Opportunity 2	92,833	86,269	—	—	—	—	92,833	86,269
Multi-Market Income	—	—	—	—	—	—	—	—
Municipal 2021	—	—	—	—	—	—	—	—
NASDAQ Dynamic Overwrite	5,473	3,958	—	—	—	—	5,473	3,958
North Carolina Municipal	—	—	—	—	—	—	—	—
Preferred Income Term		—	—	—	—	—	—	—
Preferred Income Opportunities	—	—	—	—	—	—	—	—
Preferred Securities Income	—	—	—	—	—	—	—	—
Real Estate Income	—	—	—	—	—	—	—	—
S&P Buy-Write	3,893	3,958	—	—	—	—	3,893	3,958
S&P Dynamic Overwrite	2,305	3,958	—	—	—	—	2,305	3,958
Senior Income	—	18,000	—	—	—	—	—	18,000
Short Duration	—	—	—	—	—	—	—	—
Tax-Advantaged Dividend	—	—	—	—	—	—	—	—
Tax-Advantaged Return	—	—	—	—	—	—	—	—
Virginia Municipal	—	329	—	—	—	—	—	329

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be

(i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund, except All Cap Energy, Dow Dynamic Overwrite, Energy MLP, Global High Income, Mortgage Opportunity, Mortgage Opportunity 2, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. For All Cap Energy, Dow Dynamic Overwrite, Energy MLP, Global High Income, Mortgage Opportunity, Mortgage Opportunity 2, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite, the Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of each of KPMG and PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of KPMG and PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Jeffrey T. Schmitz filed a late Form 4 filing with respect to High Income 2020. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2018, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 31, 2017. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 14, 2018 or prior to December 31, 2017. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for Connecticut Municipal, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal and Virginia Municipal was May 31, 2016. The last fiscal year end for Multi-Market Income was June 30, 2016. The last fiscal year end for Credit Strategies, Floating Rate Income, Floating Rate Opportunity, Preferred Income Term,

Preferred Income Opportunities, Preferred Securities Income, Senior Income and Short Duration was July 31, 2016. The last fiscal year end for All Cap Energy and Energy MLP was November 30, 2016. The last fiscal year end for Diversified Dividend, Dow Dynamic Overwrite, Global High Income, High Income 2020, High Income 2018, High Income 2019, High Income 2021, Mortgage Opportunity, Mortgage Opportunity 2, NASDAQ Dynamic Overwrite, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return was December 31, 2016.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 6, 2017:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

February 24, 2016

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2016. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

	Dollar Range of Equity Securities
Board Member/Nominees	All Cap Energy	Connecticut Municipal	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Energy MLP	Floating Rate Income	Floating Rate Opportunity	Georgia Municipal	Global High Income

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner(2)	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	Over $100,000	$50,001-$1000,000	0	Over $100,000	0	Over $100,000	0	0
Judith M. Stockdale	0	0	$10,001-$50,000	$10,001-$50,000	0	0	0	0	0	$10,001-$50,000
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	$0	$0	Over $100,000	$0	$0	$0	$0	$0	$0	$0
Margo L. Cook(2).	0	0	0	0	0	0	0	0	0	0

	Dollar Range of Equity Securities
Board Member/Nominees	High Income 2020	High Income 2018	High Income 2019	High Income 2021	Intermediate Duration	Intermediate Duration Quality	Maryland Municipal	Minnesota Municipal	Missouri Municipal	Mortgage Opportunity

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner(2)	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margo L. Cook(2)	0	0	0	0	0	0	0	0	0	0

	Dollar Range of Equity Securities
Board Member/Nominees	Mortgage Opportunity 2	Multi-Market Income	Municipal 2021	NASDAQ Dynamic Overwrite	North Carolina Municipal	Preferred Income Term	Preferred Income Opportunities	Preferred Securities Income	Real Estate Income	S&P Buy-Write

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$10,001-$50,000	$0	$10,001-$50,000
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner(2)	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-$50,000	$0
Margo L. Cook(2)	0	0	0	0	0	0	0	0	0	0

	Dollar Range of Equity Securities
Board Member/Nominees	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax-Advantaged Dividend	Tax-Advantaged Return	Virginia Municipal	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	over $100,000
William C. Hunter	0	0	0	0	0	0	over $100,000
David J. Kundert	0	0	0	0	0	0	over $100,000
Albin F. Moschner(2)	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	over $100,000
William J. Schneider	0	0	0	0	0	0	over $100,000
Judith M. Stockdale	0	0	0	0	0	0	over $100,000
Carole E. Stone	0	0	0	0	0	0	over $100,000
Terence J. Toth	0	0	$10,001-$50,000	0	0	0	over $100,000
Margaret L. Wolff	0	0	0	0	0	0	$50,001-$100,000
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	over $100,000
Margo L. Cook(2).	0	0	0	0	0	0	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

(2)	Board Members Cook and Moschner were appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds, effective July 1, 2016.

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2016. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

	Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	All Cap Energy	Connecticut Municipal	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Energy MLP	Floating Rate Income	Floating Rate Opportunity	Georgia Municipal	Global High Income

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner(2)	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	25,000	4,900	0	43,760	0	35,300	0	0
Judith M. Stockdale	0	0	1,389	1,519	0	0	0	0	0	804
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	0	0	25,000	0	0	0	0	0	0	0
Margo L. Cook(2).	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	51,389	6,419	0	43,760	0	40,290	0	804

	Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	High Income 2020	High Income 2018	High Income 2019	High Income 2021	Intermediate Duration	Intermediate Duration Quality	Maryland Municipal	Minnesota Municipal	Missouri Municipal	Mortgage Opportunity

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner(2)	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	0	0	0	0	0	0	0	0	0	0
Margo L. Cook(2).	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	0	0	0	0	0	0	0	0

	Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	Mortgage Opportunity 2	Multi-Market Income	Municipal 2021	NASDAQ Dynamic Overwrite	North Carolina Municipal	Preferred Income Term	Preferred Income Opportunities	Preferred Securities Income	Real Estate Income	S&P Buy-Write

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	1,000	0	4,289	0	1,468
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner(2)	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	0	0	0	0	0	0	0	0	3,000	0
Margo L. Cook(2)	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	0	0	0	1,000	0	4,289	3,000	5,505

	Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax-Advantaged Dividend	Tax-Advantaged Return	Virginia Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
Albin F. Moschner(2)	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	2,550	0	0	0
Margaret L. Wolff	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	0	0	0	0	0	0
Margo L. Cook(2).	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	3,000	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member/nominee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

(2)	Board Members Cook and Moschner were appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds, effective July 1, 2016.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of February 7, 2017*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

All Cap Energy — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,883,779	14.76%

Connecticut Municipal — VMTP Shares	Wells Fargo & Company(b) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(b) 375 Park Avenue New York, NY 10152	1,120	100%

Diversified Dividend — Common Shares	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	2,036,911	10.26%

	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,948,678	9.87%

Dow Dynamic Overwrite – Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,904,686	5.28%

Energy MLP — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,419,909	11.19%

Floating Rate Opportunity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,557,683	6.65%

Georgia Municipal — VMTP Shares	Wells Fargo & Company(b) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(b) 375 Park Avenue New York, NY 10152	820	100%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

High Income 2020 — Common Shares	Morgan Stanley(c) Morgan Stanley Smith Barney LLC(c) 1585 Broadway New York, NY 10036	1,497,410	10.90%

Intermediate Duration — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	1,750	100%

Intermediate Duration Quality — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	550	100%

Maryland Municipal — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	1,970	100%

Minnesota Municipal — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	528	100%

Missouri Municipal — Common Shares	B.K. Werner c/o Safety National Casualty Corporation 2043 Woodland Parkway St. Louis, Missouri 63146	221,436	10.14%

Missouri Municipal —VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	180	100%

Mortgage Opportunity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,090,934	19.45%

	Relative Value Partners Group, LLC 1033 Skokie Boulevard, Suite 470 Northbrook, Illinois 60062	1,197,794	7.54%

	Wells Fargo & Company(e) 420 Montgomery Street San Francisco, CA 94104	887,362	5.59%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Mortgage Opportunity 2 — Common Shares	Wells Fargo & Company(e) 420 Montgomery Street San Francisco, CA 94104	1,309,547	26.88%

Multi-Market Income — Common Shares	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,671,407	28.23%

	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	807,310	8.50%

Municipal 2021 — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	283	100%

NASDAQ Dynamic Overwrite — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,921,648	7.99%

North Carolina Municipal — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	1,540	100%

Real Estate Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,625,366	5.63%

S&P Buy-Write — Common Shares	Morgan Stanley(c) Morgan Stanley Smith Barney LLC(c) 1585 Broadway New York, NY 10036	10,460,526	10.10%

S&P Dynamic Overwrite — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,858,465	11.51%

Senior Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,591,953	6.71%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Short Duration — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,932,558	19.14%

Tax-Advantaged Dividend — Common Shares	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	1,162,325	8.03%

Tax-Advantaged Return — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,516,745	10.96%

Virginia Municipal — VRDP Shares	Toronto Dominion Investments, Inc. 909 Fannin Street STE 1700 Houston, Texas 70100	1,280	100%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before February 9, 2017.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	Wells Fargo & Company and Wells Fargo Municipal Capital Strategies, LLC filed their Schedule 13D jointly and did not different holdings as to each entity.

(c)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(d)	Bank of America Corporation and Banc of America Preferred Fund Corporation filed their Schedule 13D jointly and did not differentiate holdings as between each entity.

(e)	Wells Fargo & Company filed Schedule 13G on its own behalf and on behalf of its subsidiaries Wells Capital Management Incorporated and Wells Fargo Clearing Services, LLC. Aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported by a subsidiary.

The Funds have received no information regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding TPS Shares of Floating Rate Income (Series 2019), Floating Rate Income (Series 2022), Floating Rate Income (Series 2027), Floating Rate Opportunity (Series 2022), Floating Rate Opportunity (Series 2023), Floating Rate Opportunity (Series 2027) or Short Duration (Series 2020).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
All Cap Energy	6	9	0	4	5	4	6	4
Connecticut Municipal	6	10	0	4	5	4	6	4
Credit Strategies	6	9	0	5	5	4	6	4
Diversified Dividend	6	9	0	4	5	4	6	4
Dow Dynamic Overwrite	6	9	0	4	5	4	6	4
Energy MLP	6	9	0	4	5	4	6	4
Floating Rate Income	6	9	0	5	5	4	6	4
Floating Rate Income Opportunity	6	9	0	5	5	4	6	4
Georgia Municipal	6	10	0	4	5	4	6	4
Global High Income	6	9	0	4	5	4	6	4
High Income 2020	6	9	0	4	5	4	6	4
High Income 2018	6	9	0	4	5	4	6	4
High Income 2019	6	9	1	4	5	4	6	4
High Income 2021	6	9	1	4	5	4	6	4
Intermediate Duration	6	10	1	4	5	4	6	4
Intermediate Duration Quality	6	10	1	4	5	4	6	4
Maryland Municipal	6	10	0	4	5	4	6	4
Minnesota Municipal	6	10	0	4	5	4	6	4
Missouri Municipal	6	10	0	4	5	4	6	4
Mortgage Opportunity	6	9	0	4	5	4	6	4
Mortgage Opportunity 2	6	9	0	4	5	4	6	4
Multi-Market Income	6	10	0	4	5	4	6	4

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
Municipal 2021	6	10	2	4	5	4	6	4
NASDAQ Dynamic Overwrite	6	9	0	4	5	4	6	4
North Carolina Municipal	6	10	0	4	5	4	6	4
Preferred Income Term	6	9	0	5	5	4	6	4
Preferred Income Opportunities	6	9	0	5	5	4	6	4
Preferred Securities Income	6	9	0	5	5	4	6	4
Real Estate Income	6	9	0	4	5	4	6	4
S&P Buy-Write	6	9	0	4	5	4	6	4
S&P Dynamic Overwrite	6	9	0	4	5	4	6	4
Senior Income	6	9	0	5	5	4	6	4
Short Duration	6	9	1	5	5	4	6	4
Tax-Advantaged Dividend	6	9	0	4	5	4	6	4
Tax-Advantaged Return	6	9	0	4	5	4	6	4
Virginia Municipal	6	10	0	4	5	4	6	4

C-2

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JMLP 0417

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders on April 6, 2017. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 On April 6, 2017 VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope. VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 6, 2017 COMMON SHARES The Annual Meeting of Shareholders will be held Thursday, April 6, 2017 at 2:00 p.m. Central time, in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Thursday, April 6, 2017, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).                    NUV_28574_021717                 FUNDS    FUNDS FUNDS                Nuveen All Cap Energy MLP Opportunities FundNuveen Connecticut Quality Municipal Income FundNuveen Credit Strategies Income Fund Nuveen Diversified Dividend and Income FundNuveen Dow 30SM Dynamic Overwrite FundNuveen Energy MLP Total Return Fund Nuveen Floating Rate Income FundNuveen Floating Rate Income Opportunity FundNuveen Georgia Quality Municipal Income Fund Nuveen Global High Income FundNuveen High Income 2020 Target Term FundNuveen High Income December 2018 Target Term Fund Nuveen High Income December 2019 Target Term FundNuveen High Income November 2021 Target Term FundNuveen Intermediate Duration Municipal Term Fund Nuveen Intermediate Duration Quality Municipal Term FundNuveen Maryland Quality Municipal Income FundNuveen Minnesota Quality Municipal Income Fund Nuveen Missouri Quality Municipal Income FundNuveen Mortgage Opportunity Term FundNuveen Mortgage Opportunity Term Fund 2 Nuveen Multi-Market Income FundNuveen Municipal 2021 Target Term FundNuveen NASDAQ 100 Dynamic Overwrite Fund Nuveen North Carolina Quality Municipal Income FundNuveen Preferred and Income Term FundNuveen Preferred Income Opportunities Fund Nuveen Preferred Securities Income Fund JPSNuveen Real Estate Income FundNuveen S&P 500 Buy-Write Income Fund Nuveen S&P 500 Dynamic Overwrite FundNuveen Senior Income FundNuveen Short Duration Credit Opportunities Fund Nuveen Tax-Advantaged Dividend Growth FundNuveen Tax-Advantaged Total Return Strategy FundNuveen Virginia Quality Municipal Income Fund    VOTING OPTIONS Read your proxy statement and have it at hand when voting.

+ /                / + THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S): In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal(s). TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X     A    Proposals 1a.    Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II: 01.William Adams IV02.David J. Kundert03.John K. Nelson04.Terence J. Toth FOR    WITHHOLD    FOR ALL ALL                ALL                EXCEPT 01 Nuveen Connecticut Quality Municipal Income Fund☐☐☐ 02 Nuveen Floating Rate Income Fund☐☐☐ 03 Nuveen Floating Rate Income Opportunity Fund☐☐☐ 04 Nuveen Georgia Quality Municipal Income Fund☐☐☐ 05 Nuveen Intermediate Duration Municipal Term Fund☐☐☐ 06 Nuveen Intermediate Duration Quality Municipal Term Fund☐☐☐ 07 Nuveen Maryland Quality Municipal Income Fund☐☐☐ 08 Nuveen Minnesota Quality Municipal Income Fund☐☐☐ 09 Nuveen Missouri Quality Municipal Income Fund☐☐☐ 10 Nuveen Municipal 2021 Target Term Fund☐☐☐ 11 Nuveen North Carolina Quality Municipal Income Fund☐☐☐ 12 Nuveen Senior Income Fund☐☐☐ 13 Nuveen Short Duration Credit Opportunities Fund☐☐☐ 14 Nuveen Virginia Quality Municipal Income Fund☐☐☐ 1b.Election of Board Members:    To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II: 01.William Adams IV02.David J. Kundert03.John K. Nelson04.Terence J. Toth    FOR    WITHHOLD    FOR ALL ALL                ALL                EXCEPT 01 Nuveen All Cap Energy MLP Opportunities Fund☐☐☐ 02 Nuveen Credit Strategies Income Fund☐☐☐ 03 Nuveen Diversified Dividend and Income Fund☐☐☐ 04 Nuveen Dow 30SM Dynamic Overwrite Fund☐☐☐ 05 Nuveen Energy MLP Total Return Fund☐☐☐ 06 Nuveen Global High Income Fund☐☐☐ 07 Nuveen High Income 2020 Target Term Fund☐☐☐ 08 Nuveen High Income December 2018 Target Term Fund☐☐☐ 09 Nuveen High Income December 2019 Target Term Fund☐☐☐ 10 Nuveen High Income November 2021 Target Term Fund☐☐☐ 11 Nuveen Mortgage Opportunity Term Fund☐☐☐ 12 Nuveen Mortgage Opportunity Term Fund 2☐☐☐ 13 Nuveen Multi-Market Income Fund☐☐☐ 14 Nuveen NASDAQ 100 Dynamic Overwrite Fund☐☐☐ 15 Nuveen Preferred and Income Term Fund☐☐☐ 16 Nuveen Preferred Income Opportunities Fund☐☐☐ 17 Nuveen Preferred Securities Income Fund☐☐☐ 18 Nuveen Real Estate Income Fund☐☐☐ 19 Nuveen S&P 500 Buy-Write Income Fund☐☐☐ 20 Nuveen S&P 500 Dynamic Overwrite Fund☐☐☐ 21 Nuveen Tax-Advantaged Dividend Growth Fund☐☐☐ 22 Nuveen Tax-Advantaged Total Return Strategy Fund☐☐☐    B    Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Date (mm/dd/yyyy) — Please print date belowSignature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box    608999900109999999999     xxxxxxxxxxxxxx                NUV 28574                M    xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Please detach at perforation before mailing. PROXY NUVEEN INTERMEDIATE DURATION QUALITY MUNICIPAL TERM FUND THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 6, 2017 PREFERRED SHARES The Annual Meeting of Shareholders will be held Friday, April 6, 2017 at 2:00 p.m. Central time, in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Thursday, April 6, 2017, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY NIQ_28574_020217_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on April 6, 2017. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1a. Election of Board Members: Class II: Preferred Shares Only: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. William Adams IV 05. William C. Hunter ? ? ? 02. David J. Kundert 06. William J. Schneider 03. John K. Nelson 04. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / 608999900109999999999 + xxxxxxxxxxxxxx NIQ 28574 M xxxxxxxx